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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2000
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact name of registrant as specified in charter)


            Ohio                         1-4851                  34-0526850
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code: (216) 566-2000
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Item 5: Other Events.
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     On April 12, 2000, The Sherwin-Williams Company issued a press release regarding expected sales and earnings for the first quarter of 2000 and two specialty coatings acquisitions. The press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits

    Exhibit No.       Exhibit Description
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        99            Press Release of Sherwin-Williams dated April 12, 2000.



                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE SHERWIN-WILLIAMS COMPANY


April 14, 2000                               By: /s/ L.E. Stellato
                                                 -------------------------------
                                                 L.E. Stellato
                                                 Vice President, General Counsel
                                                 and Secretary



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                                  EXHIBIT INDEX
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EXHIBIT NO.     EXHIBIT DESCRIPTION
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    99          Press Release of Sherwin-Williams dated April 12, 2000.







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